As filed with the Securities and Exchange Commission on March 31, 2015
Registration No.333-148723
Registration No.811-22172

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. (111)	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. (112)	[X]

WORLD FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
(Address of Principal Executive Offices)

(804) 267-7400
(Registrant’s Telephone Number)

The Corporation Trust Co.
Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801
(Name and Address of Agent for Service)

With Copy to:
John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

It is proposed that this filing will become effective (check appropriate box):

[X]	immediately upon filing pursuant to paragraph (b);
[ ]	on (date) pursuant to paragraph (b);
[ ]	60 days after filing pursuant to paragraph (a)(1);
[ ]	on (date) pursuant to paragraph (a)(1);
[ ]	75 days after filing pursuant to paragraph (a)(2); or
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|__| This post-effective amendment designates a new effective date for a previously filed post-effective amendment. Title of Securities Being Registered: shares of beneficial interest.

B. Riley Diversified Equity Fund

PROSPECTUS
March 31, 2015

INVESTOR CLASS Shares (Ticker: BRDRX)
INSTITUTIONAL CLASS Shares (Ticker: BRDZX)
CLASS A Shares (Ticker: BRDAX)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

This prospectus describes the B. Riley Diversified Equity Fund. The Fund is authorized to offer three classes of shares – Investor Class Shares, Institutional Class Shares, and Class A Shares.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY

Investment Objective

The B. Riley Diversified Equity Fund (the “Fund”) seeks to achieve capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $1 million in the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Distribution Arrangements” at page 34 of the Prospectus and the section titled “Additional Information about Purchases and Sales” at page 21 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares	Institutional Class Shares	Class A Shares

Maximum sales charge (load) imposed on
purchases	None	None	5.75%(1)
(as a percentage of offering price)

Maximum deferred sales charges (load)	None	None	None
(as a percentage of the NAV at time of
purchase)

Redemption Fee	None	None	None

Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.25%	1.25%	1.25%
Distribution (12b- 1) and Service Fees	0.25%	None	0.25%
Other Expenses	1.95%	1.95%	1.95%

Total Annual Fund Operating Expenses	3.45%	3.20%	3.45%
Fee Waiver and/or Expense Reimbursement(2)	(1.95%)	(1.95%)	(1.95%)
Total Annual Fund Operating Expenses (After	1.50%	1.25%	1.50%
Fee Waiver and/or Expense Reimbursement)(2)

(1)	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase.
(2)
B. Riley Asset Management, LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.25% of the average

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daily net assets of the Fund. This expense limitation agreement may be terminated by the Adviser or the Trust at any time after May 1, 2016. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$153	$878	$1,626	$3,599
Institutional Class Shares	$127	$803	$1,504	$3,369
Class A Shares	$719	$1,402	$2,107	$3,967

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal period, the Fund’s portfolio turnover rate was 191.14% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of U.S. companies selected by the B. Riley & Co. Research Group (the “Research Group”) as “Buy” rated in its coverage universe. These equity securities will generally consist of common stocks. The list of these “Buy” rated securities is referred to as the B. Riley Diversified Equity Composite (the

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“Composite”). The Composite is designed to measure the performance of a managed portfolio consisting of all equity securities designated with a “Buy” rating by the Research Group.

The Research Group is a division of B. Riley & Co., LLC. The Fund’s investment adviser (the “Adviser”) is B. Riley Asset Management, LLC, an affiliate of B. Riley & Co., LLC. The Composite may be comprised of companies of any capitalization, and therefore the Fund may invest without regard to market capitalization. Notwithstanding, the issuers generally represented in the Composite, as of March 18, 2015, had a market capitalization that ranged from $15million to $380 billion. Decisions on the addition or elimination of certain securities or sectors from the Fund’s portfolio will be made after any changes made to the Composite are made available. A detailed listing of the securities in the Composite and certain information relevant to the calculation of the performance of the Composite is available upon request. The Fund will typically hold a representation of all stocks contained within the Composite; however, the Fund will generally seek to invest approximately 50% of its assets in approximately 25-35 securities represented in the Composite that represent the affiliated Research Group’s top picks from the Composite. The remaining portion of the Fund’s portfolio will be comprised of the remaining securities from the Composite. The Adviser will rebalance the Fund’s portfolio holdings when there is a relevant rating change made by the Research Group, when the top picks of the Research Group change, or when the Adviser based on subjective factors deems it appropriate. The rebalancing will typically take place on the first trading day following a relevant change or other determination to rebalance. Relevant changes include an upgrade by the Research Group to “Buy” from “Neutral” or “Sell”; a downgrade from “Buy” to “Neutral” or “Sell”; or an initiation of a “Buy” rating.

While the Adviser anticipates that the securities comprising the Fund and the Composite will be the same, the Adviser does have discretion to vary the weightings in the Fund as compared to the equal weighting of the Composite. Additionally, there will be variations in performance of the Fund as compared to the Composite due to the over weighting of the top picks subset of the Composite, the Adviser’s discretion to over or under-weight securities, to make other independent determinations about portfolio holdings, as well as the fact that the Fund will incur expenses that are not incurred by the securities comprising the Composite.

As such, the performance of the Fund may differ significantly from that of the Composite. At times, the Composite may be comprised of companies that reflect a focus in a particular sector or sectors. As the group of companies that are analyzed by the Research Group changes over time, which changes may be attributable to factors such as the markets, economies or even the personnel composition of the Research Group, the sectors in which the Research Group incidentally focuses may also change – in turn, the focus, as reflected in the Fund’s portfolio holdings, on any particular sector also may change.

The Fund may also invest in foreign securities. It is anticipated that the Fund will normally hold approximately 80 – 130 positions.

Principal Risks

Risks of Investing in Common Stocks. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions,

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interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Risks of Investment Selection and Asset Allocation. The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. Additionally, the Fund is subject to the risk that the Adviser may allocate the Fund’s assets to sectors or securities selected by the Research Group as “Buy” securities that do not perform as well as other sectors or securities.

Sector Risk. Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific, market, or economic developments. The Fund may be overweight in certain sector or sectors at various times.

Rebalancing Risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to-reward ratio, may cause the Fund to underperform other funds with similar investment objectives.

Risks of Small Capitalization Companies. The Fund may invest in the securities of small or micro capitalization companies, which may subject the Fund to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small or micro capitalization companies may have limited product lines and markets, more volatile market prices, less capital, a shorter history of operations, less experienced management, and may experience higher failure rates than do larger companies.

Foreign Risk. To the extent the Fund invests in foreign companies, including ADRs, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers, including adverse political, social and economic developments and differing auditing and legal standards.

Portfolio Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

New Fund Risk. The Fund was recently formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences.

New Adviser Risk. The Adviser to the Fund has not previously managed a mutual fund. This lack of experience may raise the risk associated with an investment in the Fund.

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PERFORMANCE HISTORY

The Fund is new, and therefore, has no performance history. Investors should be aware that past performance is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available at theworldfundstrust.com or by calling toll-free 1-800-673-0550.

Investment Adviser

B. Riley Asset Management, LLC is the investment adviser to the Fund.

Portfolio Manager

Charles P. Hastings has managed the Fund since its inception in February 2014.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange is open for regular trading through a financial advisor, by mail (B. Riley Diversified Equity Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), by wire, or by telephone at 1-800-673-0550. Purchases and redemptions by telephone are only permitted if you previously established this option on your account. The minimum initial purchase or exchange into the Fund is $5,000 for Investor Class Shares, $10,000 for Institutional Class Shares, and $3,000 for Class A Shares. Subsequent investments must be in amounts of $2,500, $ 2,500 and $100 or more, respectively, for Investor Class Shares, Institutional Class Shares and Class A Shares.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker- dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

The Fund’s investment objective is capital appreciation. The Fund’s investment objective and 80% investment policy may be changed without shareholder approval upon 60 days’ prior notice to shareholders.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of U.S. companies selected by the B. Riley & Co. Research Group (the “Research Group”) as “Buy” rated in its coverage universe. These equity securities will generally consist of common stocks. The list of these “Buy” rated securities is referred to as the B. Riley Diversified Equity Composite (the “Composite”). The Composite is designed to measure the performance of a managed portfolio consisting of all equity securities designated with a “Buy” rating by the Research Group. The Research Group is a division of B. Riley & Co., LLC. The Fund’s investment adviser (the “Adviser”) is B. Riley Asset Management, LLC, an affiliate of B. Riley & Co., LLC. The Composite may be comprised of any capitalization, and therefore the Fund may invest without regard to market capitalization. Notwithstanding, the issuers represented in the Composite, as of March 18, 2015 had a market capitalization that ranged from $15 million to $380billion.

Decisions on the addition or elimination of certain securities or sectors from the Fund’s portfolio will be made after any changes made to the Composite are made available. A detailed listing of the securities in the Composite and certain information relevant to the calculation of the performance of the Composite is available upon request. The Fund will typically hold a representation of all stocks contained within the Composite; however, the Fund will generally seek to invest approximately 50% of its assets in approximately 25-35 securities represented in the Composite that represent the affiliated Research Group’s top picks from the Composite. The remaining portion of the Fund’s portfolio will be comprised of the remaining securities from the Composite. The Adviser will rebalance the Fund’s portfolio holdings when there is a relevant rating change made by the Research Group, when the top picks of the Research Group change, or when the Adviser based on subjective factors deems it appropriate. The rebalancing will typically take place on the first trading day following a relevant change or other determination to rebalance. Relevant changes include an upgrade by the Research Group to “Buy” from “Neutral” or “Sell”; a downgrade from “Buy” to “Neutral” or “Sell”; or an initiation of a “Buy” rating.

While the Adviser anticipates that the securities comprising the Fund and the Composite will be the same, the Adviser does have discretion to vary the weightings in the Fund as compared to the equal weighting of the Composite. Additionally, there will be variations in performance of the Fund as compared to the Composite due to the over weighting of the top picks subset of the Composite, the Adviser’s discretion to over or under-weight securities, to make other independent determinations about portfolio holdings, as well as the fact that the Fund will incur expenses that are not incurred by the securities comprising the Composite.
As such, the performance of the Fund may differ significantly from that of the Composite. At times, the “Buy” list may be comprised of companies that reflect a focus in a particular sector or sectors. As the group of companies that are analyzed by the Research Group changes over time, which changes may be attributable to factors such as the markets, economies or even the personnel composition of the Research Group, the sectors in which the Research

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Group incidentally focuses may also change – in turn, the focus, as reflected in the Fund’s portfolio holdings, on any particular sector also may change.

B. Riley & Co., LLC employs analysts in its Research Group which, as of March 18, 2015, publishes research on approximately 196 companies with 127 of those companies carrying a “Buy” rating. The Fund may not hold all of the securities in the Composite.

The B. Riley & Co., LLC Research Group has developed a time-tested selection process for the companies in which research is published. Founded in 1997, B. Riley & Co., LLC began successfully targeting small-capitalization California-based companies, and has been recognized as providing proprietary, unbiased and often contrarian equity research coverage of companies that are under-followed or misunderstood by Wall Street. At the time it was founded, the firm had little focus on sector and concentrated on undervalued companies and employing well respected analysts. While the focus remains on the talent of the analysts and the underlying businesses they follow, the coverage universe has evolved to include companies across the country and across the small, mid, and large capitalization sectors. The Research Group has broken the coverage universe into the following sectors which may change from time to time:

•	Internet
•	Semiconductor
•	Entertainment & Media
•	Telecom
•	Software & Business Services
•	Consumer – Hardlines
•	Consumer – Products
•	Aerospace & Defense
•	Consumer – Retail, Apparel, & Footwear
•	Auto, Trucking, Powersports, and Marine
•	Healthcare IT
•	Basic Materials
•	Property Management

The Research Group selects the companies on which they publish research based on their value and/or growth prospects where appropriate within each analyst’s designated universe. Analysts select the companies on an opportunistic basis within their sectors after performing extensive due diligence. Such diligence typically includes reading public filings, meeting with executives at the subject company, having discussions with competitors, suppliers, and customers of the subject company, creating detailed financial models, and attending industry events where appropriate.

The Fund may also invest in foreign securities.

It is anticipated that the Fund will normally hold approximately 80 – 130 positions.

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ADDITIONAL INFORMATION ABOUT RISK

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. The value of your investment will go up and down, which means you could lose money when you sell your shares. There are risks involved with any investment, but the principal risks associated with an investment in the Fund include:

Market Risk. The Fund is subject to market risk. Market risk is the possibility that, over short or long periods, stock prices will decline. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease.

Risks of Investment Selection and Asset Allocation. The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. Additionally, the Fund is subject to the risk that the Adviser may allocate the Fund’s assets to sectors or securities selected by the Research Group as “Buy” securities that do not perform as well as other sectors or securities.

Sector Risk. Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific, market, or economic developments. The Fund may be overweight in a certain sector or sectors at various times. The fact that the Fund may overweight a specific sector may cause its performance to be susceptible to the economic, business or other developments that affect those sectors. This overweighting means the Fund may be less diverse and more volatile that its benchmark.

Rebalancing Risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to-reward ratio, may cause the Fund to underperform other funds with similar investment objectives.

Risks of Small Capitalization Companies. To the extent the Fund invests in small and micro capitalization companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and micro capitalization companies may experience higher failure rates than do larger companies. The trading volume of securities of small and micro capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and micro capitalization companies may have limited markets, product lines or financial resources, and may lack management experience.

Foreign Risk. To the extent the Fund invests in foreign securities, including purchases of ADRs, the Fund will be exposed to the risks not usually associated with owning securities of U.S. issuers. These risks can include the risks associated with higher transaction costs, delayed settlements, lack of liquidity, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

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Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments. In addition, foreign issuers, brokers, and securities markets may be subject to less government supervision than in the U.S.

Portfolio Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

New Fund Risk. The Fund was recently formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences.

New Adviser Risk. The Adviser to the Fund has not previously managed a mutual fund. This lack of experience may raise the risk associated with an investment in the Fund.

Temporary Defensive Positions. The Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited or market conditions are adverse. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks. If the Fund invests in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management and other fees and expenses. When the Fund takes a defensive position, it may not achieve its investment objective.

MANAGEMENT

The Investment Adviser

The Fund’s investment adviser is B. Riley Asset Management, LLC, a Delaware limited liability company organized in 2011 and whose address is 11100 Santa Monica Blvd., Suite 800, Los Angeles, California 90025. The Adviser serves in this capacity pursuant to an investment advisory agreement with the Trust with respect to the Fund. Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Adviser provides guidance

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and policy direction in connection with its daily management of the Fund’s assets. The Adviser is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees, and the provision of certain executive personnel to the Fund. The Adviser is owned by B. Riley Financial, Inc. (formerly Great American Group, Inc.), a publicly traded financial services firm. As of January 31, 2015, the Adviser had approximately $21,420,014 in assets under management.

The Adviser is affiliated with B. Riley & Co., LLC. B. Riley & Co., LLC is a registered broker/dealer and is utilized by the Adviser to make purchase and sales of securities for the Fund’s portfolio. The Adviser has in place certain policies and procedures designed to prevent conflicts of interest and those policies and procedures are discussed in more detail in the Fund’s Statement of Additional Information.

For its services the Adviser receives an investment management fee equal to 1.25% of the average daily net assets of the Fund. For the fiscal period ended December 31, 2014, the Adviser earned an aggregate fee of 1.25% of the Fund’s average daily net assets for investment advisory services performed, of which 100% was waived pursuant to the expense limitation agreement.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement for the Fund is available in the Fund’s semi-annual report for the period ending June 30, 2014.

The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.25% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by the Adviser or the Trust at any time after May 1, 2016. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement.

The Portfolio Manager

Since the Fund’s inception in February 2014, Charles P. Hastings has been primarily responsible for the day-to-day management of the Fund.

Charles P. Hastings has been a managing director of the Adviser since May 2013. From 2005 to 2009, Mr. Hastings was head of trading for GPS Partners, LLC, a hedge fund, where he traded in equities, fixed income securities, options and commodities. From 2010 until he joined the Adviser, he was a private investor.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other assets managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

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The Trust

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on April 9, 2007. The Trustees supervise the operations of the Fund according to applicable state and federal law, and the Trustees are responsible for the overall management of the Fund’s business affairs.

Rule 12b-1 Fees

The Board has adopted a Distribution and Service Plan for the Fund’s Investor Class Shares and Class A Shares (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the 12b-1 Plan, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by the Investor Class Shares and Class A Shares is computed on an annualized basis reflecting the average daily net assets of that class, up to a maximum of 0.25% for each Class. Because these fees are paid out of a class’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Other Expenses

In addition to the 12b-1 fees and the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation, the following: the fees and expenses of its independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. Complete holdings (as of the dates of such reports) are available in reports on Form N-Q and Form N-CSR filed with the SEC.

HOW TO BUY SHARES

You may purchase shares of the Fund through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund (collectively, “Financial Intermediaries”). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800)

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673-0550. Financial Intermediaries who offer Class A Shares or Institutional Class Shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different. The price you pay for a share of the Fund is the net asset value next determined upon receipt by the Transfer Agent or Financial Intermediary. The Fund will be deemed to have received your purchase or redemption order when the Financial Intermediary receives the order. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

Minimum Investments. The minimum initial investment for Investor Class Shares is $5,000, for Institutional Class Shares is $10,000, and for Class A Shares is $3,000. Subsequent investments must be in amounts of $2,500, $2,500, and $100 or more for Investor Class Shares, Institutional Class Shares, and Class A Shares, respectively. The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the minimum investment. The Adviser may, in its sole discretion, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest $100,000 in the Fund. The Fund may also waive minimums for purchases or exchanges through employer-sponsored retirement plans. The Trust may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept an order.

Small Accounts. Due to the relatively higher cost of maintaining small accounts, the Trust may deduct a fee of $50 per year (billed quarterly) from your account or may redeem the shares in your account, if the value of your account falls below $5,000. If you bring your account balance up to the required minimum within 30 days of being informed by the Transfer Agent that your account has become subject to the small account fee, no account fee or involuntary redemption will occur. The Trust will not close your account if it falls below the required minimum solely because of a market decline. The Trust reserves the right to waive this fee.

Customer Identification Program. Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

Name;
Date of birth (for individuals);
Residential or business street address (although post office boxes are still permitted for mailing); and
Social security number, taxpayer identification number, or other identifying number.

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You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Purchases by Mail. For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Commonwealth Fund Services, Inc., the Fund’s transfer agent and dividend disbursing agent (“Transfer Agent”), at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire. You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Trust at (800) 673-0550 or the Transfer Agent at (800) 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund’s records. You will not have access to your shares until the purchase order is completed in good form, which includes the receipt of completed account information by the Transfer Agent. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Purchases by Telephone. You may also purchase shares by telephone, by contacting the Fund at (800) 673-0550 or the Transfer Agent at (800) 628-4077.

Other Purchase Information. You may purchase and redeem Fund shares, or exchange shares of a class of the Fund for the same share class of another fund managed by the Adviser, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 673-0550 or by contacting the Transfer Agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund’s shares, depending on your arrangement with the broker.

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HOW TO SELL SHARES

You may redeem your shares of the Fund at any time and in any amount by contacting your Financial Intermediary or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper order.” The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

The Fund’s procedure is to redeem shares at the NAV next determined after the Transfer Agent or authorized Financial Intermediary receives the redemption request in proper order. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell your Shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption By Mail. To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: B Riley Diversified Equity Fund, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption By Telephone. You may redeem your shares by telephone provided that you requested this service on your initial account application. If you request this

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service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent may charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption By Wire. If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Redemption in Kind. The Fund intends to make payments for all redemptions in cash. However, if the Fund believes that conditions exist which make cash payments detrimental to the best interests of the Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the Adviser (under the supervision of the Board of Trustees). If payment is made in securities, shareholders may incur transaction costs in converting these securities into cash after they have redeemed their shares.

GENERAL INFORMATION

Signature Guarantees. To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

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An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Automatic Investment Plan. Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privilege. You may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a taxable gain or loss on the transaction. You won’t pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you will pay a deferred sales charge based on the date you bought the original shares you exchanged.

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Trust reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Trust also reserves the right to refuse exchange requests by any person or group if, in the Trust’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Trust further reserves the right to restrict or refuse an exchange request if the Trust has received or anticipates simultaneous orders affecting significant portions of the Fund’s assets or detects a pattern of exchange requests that coincides with a “market timing” strategy. Although the Trust will attempt to give you prior notice when reasonable to do so, the Trust may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares. If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

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Account Statements and Shareholder Reports. Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications. The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 628-4077.

General. The Fund will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions. Dividends from net investment income, if any, are declared and paid annually for the Fund. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend”. To avoid buying a dividend, check the Fund’s distribution schedule before you invest.

Taxes. In general, Fund distributions are taxable to you as ordinary income, qualified dividend income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any long-term capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income, except that distributions that are designated as “qualified dividend income” will be taxable at the rates applicable to long-term capital gains. Every January, you will receive a Form 1099 that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable, but will be taxable when you make withdrawals from the tax-deferred account.

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When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 28% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or fail to certify that your TIN is correct and that you are a U.S. person, or if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and instructs the Fund to do so.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

NET ASSET VALUE

The Fund’s share price, called the NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each

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business day that the NYSE is open (the “Valuation Time”). As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund’s investments and other assets attributable to the Fund’s Institutional Class, Investor Class and A Class shares, subtracting any liabilities attributable to the applicable class and then dividing by the total number of the class’s shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the different classes may vary.

Shares of the Fund are bought or exchanged at the public offering price per share next determined after a request has been received in Proper Form (as defined below). The public offering price of the Fund’s Shares is equal to the NAV plus the applicable front-end sales charge, if any. Shares of the Fund held by you are sold or exchanged at the NAV per share next determined after a request has been received in Proper Form, less any applicable deferred sales charge. Any request received in Proper Form before the Valuation Time, will be processed the same business day. Any request received in Proper Form after the Valuation Time, will be processed the next business day.

Proper Form – Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

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When the Trust uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Share Class Alternatives – The Fund offers investors three different classes of shares through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices and minimum investment requirements. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Adviser of the Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of an overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund under which the Trust’s Chief Compliance Officer and Transfer Agent will monitor Frequent Trading through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and sale or an exchange in and then out of a Fund) within a rolling twelve month period. Shareholders exceeding four round-trips will be investigated by the Fund and possibly restricted from making additional investments in the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in Frequent Trading of Fund shares. The Fund reserves the right to reject any

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exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in Frequent Trading through omnibus accounts or to curtail such trading. However, the Fund will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act that may require sharing of information about you and your account, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

If the Fund identifies that excessive short-term trading is taking place in a participant-directed employee benefit plan accounts, the Fund or its Adviser or Transfer Agent will contact the plan administrator, sponsor or trustee to request that action be taken to restrict such activity. However, the ability to do so may be constrained by regulatory restrictions or plan policies. In such circumstances, it is generally not the policy of the Fund to close the account of an entire plan due to the activity of a limited number of participants. However, the Fund will take such actions as deemed appropriate in light of all the facts and circumstances.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from Frequent Trading, even when the trading is not for abusive purposes.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly

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through the Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares.

Class A Shares

Class A Shares are subject to a front-end sales charge and a distribution fee. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A Shares.

	Sales charge as a percentage of
			Dealer Sales
Amount of purchase at the	Offering	Net amount	Charge
public offering price	Price(1)	invested	Allowance

Up to $24,999	5.75%	6.10%	5.00%
$25,000 - $49,999	5.00%	5.26%	4.50%
$50,000 - $99,999	4.50%	4.71%	3.75%
$100,000 - $249,999	3.50%	3.63%	2.75%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.50%
$1 million or more	See Below(2)	See Below(2)	See Below(2)

(1)	The term “Offering Price” includes the front-end sales charge.

(2)
If you are in a category of investors who may purchase Class A Shares without paying a front-end sales charge, you will be subject to a 1.00% deferred sales charge if you redeem your shares within 18 months after the end of the month in which such purchase was made. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or deferred sales charge. In addition, the deferred sales charge on shares purchased without the payment of a front-end sales charge and redeemed within 18 months of purchase may be waived in certain circumstances. The deferred sales charge on redemptions of shares is computed based on a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The deferred sales charge would equal 1.00% of the offering price and of the net amount invested. In determining whether to charge a deferred sales charge, the Fund will assume that you have redeemed shares on which there is no deferred sales charge first and then shares in the order of purchase.

There is no initial sales charge on purchases of Class A Shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.

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Authorized dealers that initiate or are responsible for purchase of $1 million or more of Class A Shares of the Fund may be paid a commission in accordance with the following fee schedule: 1.00% on amounts of less than $2 million, 0.50% on amounts of at least $2 million but less than $10 million and 0.25% on amounts of at least $10 million. Instances where an authorized dealer agrees to waive its receipt of the commission described herein, the CDSC on Class A Shares generally will be waived. Your financial advisor or the Transfer Agent can answer your questions and help you determine if you are eligible.

More information on the Fund’s sales charges, breakpoints and waivers is available free of charge on the Fund’s website at www.theworldfundstrust.com.

For accounts that are subject to a deferred sales charge, the Fund will use the first-in, first-out (“FIFO”) method to determine the 18 month holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 18 months, the deferred sales charge will be assessed. The deferred sales charge will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 18 month period from the date of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end load or deferred sales charges.

Sales Charge Reductions and Waivers

The Fund reserves the right to waive the deferred sales charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 1.00% CDSC if you redeem your shares less than 18 months after the end of the month in which such purchase was made. If this fee is imposed it would raise the expenses of your shares. The CDSC will not be assessed on certain types of accounts or under certain conditions.

A commission of up to 1% may be paid on investments made in Class A shares with no sales charge. Please see the Statement of Additional Information for more information.

The Fund reserve the right to waive the sales charges for certain groups or classes of shareholders. If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:

(1)
Current and former employees, trustees and officers of: the Trust; the Adviser and its affiliates; and family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above;

(2)
Current employees of: the Fund’s Transfer Agent; broker/dealers who act as selling agents; and family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above;

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(3)
Qualified registered investment advisers who buy through a broker/dealer or service agent who has entered into an agreement with the Fund’s distributor that allows for load-waived Class A Shares purchases;

(4)	Qualified broker/dealers who have entered into an agreement with the Fund’s distributor that allows for load-waived Class A Shares purchases.

The Fund also reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

Front End and Contingent Deferred Sales Charge Reductions

The following investors and investments are not subject to an initial sales charge and, to the extent that the Fund did not pay a commission in connection with the investment, to a contingent deferred sales charge, if determined to be eligible by the Fund or its designee:

(1)	Retirement plans offered through financial intermediaries or other service providers that have entered into arrangements with the Fund for such purposes.
(2)
Customers of bank trust departments, companies with trust powers, investment broker/dealers and investment advisers who charge fees for services, including investment broker/dealers who use wrap fee or similar arrangements and have entered into special arrangements with the Fund for such purchases.

(3)	Customers participating in fee-based programs offered through selected registered investment advisers, broker/dealers, and other financial intermediaries.
(4)
Investors purchasing through financial intermediaries that offer Class A Shares uniformly on a “no load” basis to all similarly situated customers in accordance with the intermediary’s prescribed fee schedule for purchase of Fund shares.

(5)
Customers purchasing through self-directed investment brokerage accounts that may or may not charge a transaction fee to customers, where the broker/dealer has entered into arrangements with the Fund for such purchases.

(6)
Insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into arrangements with the Fund for such purposes.

(7)	Endowments or foundations that have entered into arrangements with the Fund for such purposes.
(8)	Investors making rollover investments from retirement plans to IRAs.
(9)	Certain other investors and members of their immediate families, such as employees of investment dealers and registered investment advisers authorized to sell the Fund.
(10)	An officer, Trustee, director or employee of the Adviser, the Fund’s custodian bank or Transfer Agent and members of his or her family.

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Front End Sales Charge Reductions

You may be able to reduce front end sales charges payable on your purchases of Class A Shares as follows:

Aggregation. You may be able to aggregate your purchases of Fund shares with those made by members of your family for purposes of relying on the sales charge breakpoints set forth above. This right may only be available with respect to certain types of accounts. For example, investments made through employer-sponsored retirement plan accounts may not be aggregated with investments made through individual-type accounts.

Concurrent Purchases. You may be able to combine your purchases of Fund shares with those made simultaneously by members of your family for purposes of relying on the sales charge breakpoints set forth above.

Rights of Accumulation (“ROA”). You may take into account your accumulated holdings and those of your family members in the Fund’s Class A Shares for purposes of relying on the sales charge breakpoints set forth above. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on public offering price of all other shares you and your family own. You may need to retain appropriate account records to verify the amounts actually invested in order to rely on the ability to receive a breakpoint based on the amounts actually invested in the Fund.

Letter of Intent (“LOI”). By signing a LOI you can reduce your Class A Shares sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares of the Fund. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.00% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish an LOI with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Employer-sponsored retirement plans may be restricted from establishing letters of intent.

Reinstatement Privileges. You may reinvest proceeds from a redemption, dividend payment or capital gain distribution from the Fund without the assessment of a front end sales charge, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made from the same account from which the shares were redeemed or that received the dividend payment/distribution. If the account has been closed, you can reinvest without a sales charge if the new receiving

25

account has the same registration as the closed account. Any contingent deferred sales charge on such redemption will be credited to your account. Any future redemptions may be subject to a CDSC based on the original investment date.

Eligible Accounts. Certain accounts may be aggregated for ROA eligibility, including your current investment in the Fund, and previous investments you and members of your primary household group have made in the Fund. (Your primary household group consists of you, your spouse and children under age 21 living at home.) Specifically, the following accounts are eligible to be included in determining the sales charge on your purchase:

(1)	Individual or joint accounts held in your name;
(2)	Coverdell Savings Accounts and UGMA/UTMA accounts for which you or your spouse is parent or guardian of the minor child;
(3)	Trust accounts for which you or a member of your primary household group, individually, is the beneficiary;
(4)	Accounts held in the name of you or your spouse’s sole proprietorship or single owner limited liability company or S corporation; and
(5)
Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” or through an omnibus account maintained with the Fund by a broker/dealer.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge may also be waived in the following cases:

(1)	Tax-free returns of excess contributions to IRAs.
(2)	Redemptions due to death or post purchase disability of the shareholder (this generally excludes accounts registered in the names of trust and other entities).
(3)	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust documents.

The contingent deferred sales charge also may be waived for the following types of transactions, if together they do not exceed 12% of the value of an account annually:

(1)
Redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 ½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

(2)	If you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

Additional information regarding the waiver of sales charges may be obtained by calling the Trust at (800) 673-0550. All account information is subject to acceptance and verification by the Fund’s Distributor.

26

Rule 12b-1 Fees. The Board has adopted a Distribution Plan for the Fund’s Investor Class Shares and Class A Shares (“12b-1 Plan”). Pursuant to the 12b-1 Plan, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Fund’s Distributor. The fee paid to the Fund’s Distributor is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.25% for Investor Class Shares and Class A Shares. Because these fees are paid out of a class’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Servicing. Certain financial intermediaries that maintain “street name” or omnibus accounts with the Fund provide sub-accounting, recordkeeping and/or administrative services to the Fund and are compensated for such services by the Fund. These service fees may be paid pursuant to the Rule 12b-1 Plan or in addition to the fees paid under the 12b-1 Plan. For more information, please refer to the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s Investor, Institutional, and Class A Shares’ financial performance for the period of each Fund Class Shares’ operations. Certain information reflects financial results for a single Class Share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the period presented have been audited by Tait, Weller & Baker, LLC, the Fund’s independent registered public accounting firm, whose unqualified report thereon, along with the Fund’s financial statements, are included in the Fund’s Annual Report to Shareholders (the “Annual Report”) and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

27

B. RILEY DIVERSIFIED EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Institutional Class

	February 10, 2014* through December 31, 2014

Net asset value, beginning of period	$10.00

Investment activities
Net investment income (loss)(1)	(0.04)
Net realized and unrealized gain (loss)
on investments	0.29

Total from investment activities	0.25

Net asset value, end of period	$10.25

Total Return	2.50%	**
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	3.20%	***
Expenses, net of fee waivers and reimbursements	1.25%	***
Net investment income (loss)	(0.41%)	***
Portfolio turnover rate	191.14%	**
Net assets, end of period (000’s)	$9,377

(1) Per share amounts calculated using the average share method.

* Commencement of operations
** Not annualized
***Annualized

28

B. RILEY DIVERSIFIED EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Class A

	September 5, 2014* through December 31, 2014

Net asset value, beginning of period	$10.01

Investment activities
Net investment income (loss)(1)	(0.02)
Net realized and unrealized gain (loss)
on investments	0.25

Total from investment activities	0.23

Net asset value, end of period	$10.24

Total Return	2.30%	**
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	3.45%	***
Expenses, net of fee waivers and reimbursements	1.50%	***
Net investment income (loss)	(0.66%)	***
Portfolio turnover rate	191.14%	**
Net assets, end of period (000’s)	$6

(1) Per share amounts calculated using the average share method.

* Commencement of operations
** Not annualized
***Annualized

29

You will find more information about the Fund in the following documents:

The Fund’s annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund’s Statement of Additional Information (the “SAI”) dated March 31, 2015, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 673-0550, by e-mail at: mail@ccofva.com or on the World Funds Trust website at www.theworldfundstrust.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Trust, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-22172)

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B. RILEY DIVERSIFEID EQUITY FUND
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 673-0550

STATEMENT OF ADDITIONAL INFORMATION

Investor Class Shares: BRDRX
Institutional Class Shares: BRDZX
Class A Shares: BRDAX

Investment Adviser:
B. Riley Asset Management, LLC

March 31, 2015

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus dated March 31, 2015 of the B. Riley Diversified Equity Fund (the “Fund”), as it may be supplemented or revised from time to time. This SAI incorporates the Fund’s annual report for the fiscal year ended December 31, 2014 (the “Annual Report”).

This SAI is incorporated by reference into the Fund’s prospectus for Investor Class, Institutional Class, and Class A Shares. You may obtain the prospectus of the Fund, the SAI, and the Annual Report free of charge, by writing to World Funds Trust (the “Trust”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 673-0550.

TABLE OF CONTENTS

Page

THE TRUST	1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES	1
DESCRIPTION OF PERMITTED INVESTMENTS	2
INVESTMENT LIMITATIONS	5
INVESTMENT ADVISER	7
PORTFOLIO MANAGER	10
SERVICE PROVIDERS	11
TRUSTEES AND OFFICERS OF THE TRUST	14
CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS	20
DETERMINATION OF NET ASSET VALUE	21
DISTRIBUTION	22
ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES	25
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES	29
SHAREHOLDER SERVICES	30
TAXES	31
BROKER ALLOCATION AND OTHER PRACTICES	47
DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS	50
DESCRIPTION OF SHARES	52
PROXY VOTING	53
CODE OF ETHICS	53
FINANCIAL INFORMATION	54
EXHIBIT A (ADVISER PROXY VOTING POLICY)	55
EXHIBIT B (TRUST PROXY VOTING POLICY)	57
EXHIBIT C (NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER)	59

THE TRUST

General. World Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 9, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and commonly known as a “mutual fund”. The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

The Fund. This SAI relates to the prospectus for the Fund’s Investor Class, Institutional Class and Class A Shares and should be read in conjunction with that prospectus. This SAI is incorporated by reference into the Fund’s prospectus. No investment in shares should be made without reading the prospectus. The Fund is a separate investment portfolio or series of the Trust.

Description of Multiple Classes of Shares. The Trust is authorized to issue three classes of shares: Investor Class Shares imposing no front-end or deferred sales charges and imposing a 0.25% 12b-1 fee, Institutional Class Shares imposing no front-end, deferred sales charges, or 12b-1 fees, and Class A Shares imposing a front-end sales charge up to a maximum of 5.75% and charging a 0.25% 12b-1 fee.

ADDITIONAL INFORMATION
ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Fund’s Adviser makes purchases and sales for the Fund’s portfolio whenever necessary, in the Adviser’s opinion, to meet the Fund’s objective. During the Fund’s most recent fiscal period, the Fund’s portfolio turnover rate was 191.14% of the average value of its portfolio.

DESCRIPTION OF PERMITTED INVESTMENTS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund’s prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

Common Stocks. The Fund may invest in common stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Illiquid Securities. The Fund may hold up to 15% of its net assets in illiquid securities. For this purpose, the term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt Securities. The Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. The Fund may invest in high quality money market instruments and repurchase agreements. Such securities include obligations of governments, instrumentalities and corporations. The high quality money market securities in which the Fund may invest will be rated at the time of purchase in the top two ratings categories by Moody’s Investors Service, Inc. (“Moody’s”), or by Standard & Poor’s Rating Group (“S&P”), or will be determined to be of equivalent quality by the Fund’s Adviser.

Depositary Receipts. The Fund may invest in Depositary Receipts. American Depositary Receipts (“ADRs”) are receipts typically issued in the United States by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and Registered Depositary Certificates (“RDCs”) represent receipts for a foreign security. However, they are issued outside of the United States. The Fund may also invest in EDRs, GDRs and RDCs. EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the United States.

U.S. Government Securities. The Fund may invest in U.S. government securities. The term “U.S. Government Securities” refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. government agencies or U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U S government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements. As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. government securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller’s agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by the Fund. The Fund’s investment Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund’s right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Other Investment Companies. The Fund may invest in other investment companies. An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies’ fees and expenses.

Exchange-Traded Funds (“ETFs”). The Fund may invest in ETFs. An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges and trade similarly to publicly-traded companies. ETF’s also have risks and costs that are similar to publicly-traded companies. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk borne by the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when the Fund invests in ETF’s, shareholders of the Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Certain ETFs may not produce qualifying income for purposes of the “90% Test” (as defined below under the heading “Taxes”) which must be met in order for the Fund to maintain its status as a regulated investment company under the Code. If one or more ETFs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects it could cause the Fund to inadvertently fail the 90% Test thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code.

Foreign Securities. The Fund may invest directly in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which a Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.   Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets.

2.   Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (The “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.   Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.   Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts)

5.   Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.   Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.   Concentration. The Fund will not invest 25% or more of its net assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Additionally, as a matter of fundamental policy, the Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitation has been adopted by the Trust with respect to the Fund and is considered Non-Fundamental. The Non-Fundamental limitations may be changed by the Trust’s Board of Trustees at any time without shareholder approval.

1.   Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

2.  Name Rule. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes), if any) in common stocks within a range of the market capitalizations of the issuers selected by the B. Riley & Co. Research Group as “Buy” rated equity securities in its coverage universe. This policy may not be changed without at least 60 days prior written notice in plain English to the Fund’s shareholders.

INVESTMENT ADVISER

Adviser – B. Riley Asset Management, LLC (the “Adviser”), 11100 Santa Monica Blvd., Suite 800, Los Angeles, California 90025, is the Fund’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company. The Adviser is owned by B. Riley Financial, Inc. (previously Great American Group, Inc.), a publicly traded financial services firm (OTCBB: RILY) that offers a full array of financial and advisory services through several wholly-owned subsidiaries.

The B. Riley family of companies includes a number of entities, related principally through common ownership. Clients should be aware that the Adviser, B. Riley & Co., LLC, and certain entities owned or controlled by or affiliated therewith are, directly or indirectly owned by B. Riley Financial, Inc. While all of the above-described B. Riley companies, including the Adviser, generally operate independently from B. Riley & Co., LLC, each of these entities utilize, to varying extents, B. Riley & Co.’s infrastructure, office space, administrative and executive employees, and resources. Certain resources are shared among the Adviser, B. Riley & Co., LLC and their respective affiliates, which are provided by B. Riley & Co., LLC but may or may not be reimbursed.

The Adviser intends to engage B. Riley & Co., LLC to effectuate the Fund’s trading and investment activities, including the trading activities of the Fund. B. Riley & Co., LLC will also effect offers and sales of shares of the Fund. Additionally, the Adviser will utilize research reports of B. Riley & Co., LLC generally published on a regular basis.

Subject to applicable regulatory requirements, including the Adviser’s duty and policy to obtain best execution for its clients, including the Fund, the Adviser will likely effect a substantial portion of the Fund’s portfolio transactions with B. Riley & Co., LLC.

Further, B. Riley & Co., LLC may make a market in the securities in which the Adviser recommends one or more of its clients, including the Fund, should invest. In executing trades for the Fund, B. Riley & Co., LLC may charge the Fund usual and customary brokerage commissions. Certain employees of the Adviser are registered representatives of B. Riley & Co., LLC. Registered representatives that are also employees of the Adviser will not receive any special payments, fees, commissions or other remuneration relating to the execution of those trades.

The Adviser has no obligation to effect any particular volume of transactions through B. Riley & Co., LLC and the Adviser must establish that the use of B. Riley & Co., LLC is appropriate and in the best interests of the Fund. In all cases in which portfolio transactions are effected by brokers other than B. Riley & Co., LLC, the Adviser will determine in good faith that the brokerage commissions or markups, fees and expenses charged in connection with such transactions are reasonable in relation to the value of the brokerage, research and other services provided by that broker, viewed in terms of either the specific transaction or the Adviser’s overall responsibilities to its clients, including the Fund.

B. Riley & Co., LLC, the Adviser and investment adviser representatives of the Adviser, as well as its other affiliates use or will use B. Riley & Co., LLC’s proprietary research, asset allocation and manager search information. Research products or services provided to the Adviser by B. Riley & Co., LLC may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer-related costs and expenses) providing information to the Adviser which enhances its investment decision-making performance. Neither the Adviser, nor the Fund, nor any other clients of the Adviser, B. Riley & Co., LLC or any of their affiliates will be given preferential access to such research products and/or services.

The Adviser’s affiliates are: B. Riley & Co., LLC, a broker/dealer registered with FINRA, Riley Investment Management, LLC, a state of California registered investment adviser, and MK Capital Advisors, LLC, an investment adviser registered with the SEC. B. Riley & Co., LLC is owned by B. Riley Capital Markets, LLC, a wholly owned subsidiary of B. Riley Financial, Inc., Riley Investment Management, LLC and MK Capital Advisors, LLC are owned directly by B. Riley Financial, Inc.

The Adviser may recommend that certain clients, including the Fund, invest in securities of issuers with which B. Riley & Co., LLC has an investment banking relationship or seeks to do business. Accordingly, B. Riley & Co., LLC and/or its affiliates may receive compensation for investment banking services or other similar services from the issuers of securities in which the Adviser recommends that one or more its clients should invest. Therefore, the Adviser could also have an incentive to recommend clients, including the Fund, invest in securities of issuers based on B. Riley & Co., LLC’s investment banking relationship with such issuers. The Adviser will not recommend that a client invest in the securities of an issuer with which B. Riley & Co., LLC has an investment banking relationship or seeks to do business unless the Adviser has determined that such recommendation is in the best interests of the client. However, the Fund will not participate in any investment banking transaction with B. Riley & Co., LLC directly.

The Adviser may recommend to its separate account clients that they invest in the Fund. When assets of a separate account client are invested in the Fund, the separate account client will not pay any additional investment management fees in connection with such investment at the separate account level.

The Adviser and its affiliates have implemented procedures designed to address the foregoing conflicts of interest, which include extensive written policies and protocols to ensure that all professionals and related persons within the firm are fully informed of the current regulations and that appropriate controls are in effect to address these conflicts and ensure compliance with all laws, rules and regulations related to the management of such conflicts of interest and the operation of its broker-dealer and asset management divisions.

The Adviser currently provides investment advisory services pursuant to an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust’s Board of Trustees. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. Under the Advisory Agreement, the Adviser assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, interest expense, underlying fund fees and expenses, all expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act, and extraordinary or non-recurring expenses. For its services, the Adviser receives an annual investment management fee of 1.25% of the average daily net assets of the Fund. The Adviser received the following fees for advisory services to the Fund for each of the periods set forth below:

Fiscal Year End 12/31/2014*
Gross Advisory Fees Earned	$102,074
Waivers and Reimbursements	$159,056
Net Advisory Fees Received	$-
*	For the period February 10, 2014 (the Fund’s commencement of operations) through December 31, 2014.

The Advisers retains the right to use the name “B. Riley” or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “B. Riley” or any derivative thereof automatically ceases ninety days after termination of the Advisory Agreement and may be withdrawn by the Adviser on ninety days written notice. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Adviser has contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.25% of the Investor Class, Institutional Class, and Class A Shares until May 1, 2016. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement.

PORTFOLIO MANAGER

Portfolio Manager - As described in the prospectus, Charles P. Hastings serves as Portfolio Manager to the Fund and is responsible for the day-to-day investment management of the Fund. Mr. Hastings acts as portfolio manager for separately managed accounts that invest in a subset of the B. Riley Diversified Equity Composite. This section includes information about the Portfolio Manager, including information about other accounts managed, the dollar range of Fund shares owned and compensation.

In addition to the Fund, the Portfolio Manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2014.

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Charles P. Hastings	0	$0	0	$0	4	$542,765.59	$542,769.59

Conflicts of Interest. The Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

The Portfolio Manager’s various business activities may present a conflict of interest with respect to the allocation of his business time. However, the Portfolio Manager intends to devote as much time as he deems necessary for the conduct of each client’s operation and portfolio management.

The Adviser, B. Riley & Co., LLC and its affiliates have implemented procedures designed to address the foregoing conflicts of interest, which include extensive written policies and protocols to ensure that Mr. Hastings and all other professionals and related persons within the firm are fully informed of the current regulations and that appropriate controls are in effect to address these conflicts and ensure compliance with all laws, rules and regulations related to the management of such conflicts of interest and the operation of its broker-dealer and asset management divisions.

Compensation.

The Portfolio Manager will receive a salary and bonus from the Adviser. Any bonus will be based on a number of variables including, overall growth of the firm, asset growth, performance of the Fund and other subjective factors determined by the Adviser’s management.

Fund Shares Owned by the Portfolio Manager. The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of December 31, 2014.*

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Charles P. Hastings	None
*	As of February 28, 2015, the dollar range of equity securities beneficial owned by the Portfolio Manager was $10,001 -$50,000.

SERVICE PROVIDERS

Administrator. Pursuant to the Administrative Services Agreement with the Trust (the “Services Agreement”), Commonwealth Shareholder Services, Inc. (“CSS”), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the

Adviser. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.10% on the first $100 million of average daily net assets of the Fund; 0.07% on the next $150 million of average daily net assets of the Fund and 0.05% on assets in excess of $250 million subject to minimum amounts. CSS earned $26,630 for the fiscal period ended December 31, 2014.

Custodian. UMB Bank, N.A. (the “Custodian”), 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as the custodian of the Fund’s assets. The Custodian has entered into a foreign sub-custody arrangement with Citibank, N.A., as the approved foreign custody manager (the Delegate) to perform certain functions with respect to the custody of the Fund’s assets outside of the United States of America. The Delegate shall place and maintain the Fund’s assets with an eligible foreign custodian; provided that, the Delegate shall be required to determine that the Fund’s assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market.

Accounting Services. Pursuant to an Accounting Service Agreement (the “Accounting Agreement”), Commonwealth Fund Accounting, Inc. (“CFA”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 acts as the accounting services agent of the Fund. As the accounting services agent of the Fund, CFA maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund’s business. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly on the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. CFA earned $22,192 for the fiscal period ended December 31, 2014.

Transfer Agent. Pursuant to a Transfer Agent Agreement with the Trust, Commonwealth Fund Services, Inc. (“CFSI” or the “Transfer Agent”) acts as the Trust’s transfer and dividend disbursing agent. CFSI is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

CFSI provides certain shareholder and other services to the Trust, including furnishing account and transaction information and maintaining shareholder account records. CFSI is responsible for processing orders and payments for share purchases. CFSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. CFSI earned $15,827 for the fiscal period ended December 31, 2014.

Principal Underwriter. First Dominion Capital Corp. (“FDCC” or the “Distributor”), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”). The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.

FDCC is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Fund’s shares is continuous. The Distributor may receive Distribution 12b-1 and Service Fees from the Fund, as described in the applicable prospectus and this SAI. FDCC is entitled to a portion of the front-end sales charge on the sale of Class A Shares as described in the prospectus and this SAI. FDCC is also entitled to the payment of deferred sales charges upon the redemption of Fund shares as described in the Fund’s prospectus and in this SAI.

John Pasco, III, interested trustee and Chairman of the Board, is the sole owner of CSS, CFSI, CFA and FDCC. Therefore, CSS, CFSI, CFA and FDCC may be deemed to be affiliates of the Trust and each other.

The Distributor received the following compensation as a result of the sale of the Fund’s shares.

Fiscal Year Ended December 31st	Net underwriting discounts and commissions	Compensation on redemptions and repurchases	Brokerage commissions	Other compensation**
2014*	$1,519	$0	$0	$5

*	For the period February 10, 2014 (the Fund’s commencement of operations) through December 31, 2014.

**	Fees received pursuant to the Fund’s distribution (12b-1) servicing fees.

Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, KS 66211, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm, Tait, Weller & Baker, LLP, audits the Trust’s annual financial statements, assists in the preparation of certain reports to the SEC and prepares the Trust’s tax returns. Tait, Weller & Baker, LLP is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

TRUSTEES & OFFICERS OF THE TRUST

Trustees and Officers. The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Trust, are noted with an asterisk(*).

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. David J. Urban has been a Professor of Education since 1989. His strategic planning, organizational and leadership skills help the Board set long-term goals. Ms. Mary Lou H. Ivey has over 10 years of business experience as a practicing tax accountant and, as such, brings tax, budgeting and financial reporting skills to the Board. Mr. Theo H. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm. Mr. John Pasco III serves as President, Treasurer and Director of the Trust’s administrator and also serves as a member of 2 other mutual fund boards outside of the Fund Complex. Mr. Pasco has over 30 years of experience in the mutual fund industry, including several years on staff with the Securities and Exchange Commission. With experience from these positions, he is able to provide the Board with knowledge and insight related to fund administration. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.

INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
John Pasco III* 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 69	Trustee	Indefinite, Since June 2010	President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Trust’s Administrator; President and Director of First Dominion Capital Corp. (“FDCC”), the Trust’s underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Trust’s Transfer and Disbursing Agent; President and Director of Commonwealth Fund Accounting, Inc. (“CFA”), which provides bookkeeping services to the Trust; Chairman, Trustee and President of World Insurance Trust, a registered investment company, from May, 2002 to December 2009; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997. Mr. Pasco is a certified public accountant.	14	The World Funds, Inc.; American Growth Fund, Inc.

*	Mr. Pasco would be an “interested trustee”, as that term is defined in the 1940 Act, because of his positions with and financial interests in CSS, CFSI, CFA and FDCC.

NON-INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 59	Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since June 2013; Virginia Commonwealth University, Professor of Education from 1989 to 2013.	14	None
Mary Lou H. Ivey 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 56	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008; Accountant, Wildes, Stevens & Brackens & Co., accounting firm, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., accounting firm, from1997 to 2007.	14	None

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Theo H. Pitt, Jr. 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 78	Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) 2003 to 2008.	14	Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Vertical Capital Investors Trust for the two series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; DGHM Investment Trust for the two series of that Trust; and Starboard Investment Trust for the 22 series of that trust; (all registered investment companies).

OFFICERS WHO ARE NOT TRUSTEES
NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Karen M. Shupe 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 50	Treasurer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Companies, since 2003.	N/A	N/A
David Bogaert 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 51	Vice President	Indefinite, Since November 2013	Managing Director of Business Development, Commonwealth Companies, October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.	N/A	N/A
John H. Lively 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 46	Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010.	N/A	N/A
Cynthia D. Baughman 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 46	Assistant Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).	N/A	N/A
Julian G. Winters 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 46	Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

BOARD OF TRUSTEES

The Board of Trustees oversees the Trust and certain aspects of the services that the Adviser and the Funds’ other service providers. Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Mr. Urban, Ms. Ivey and Mr. Pitt. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. For the Fund’s most recent fiscal year ended December 31, 2014, the Audit Committee met 4 times.

The Nominating and Corporate Governance Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit C – the charter also describes the process by which shareholders of the Trust may make nominations. For the Fund’s most recent fiscal year ended December 31, 2014, the Corporate Governance Committee met once.

The Valuation Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Valuation Committee meets as needed in the event that the Funds hold any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis. For the Fund’s most recent fiscal year ended December 31, 2014, the Valuation Committee did not meet.

Trustee Compensation. Each Trustee who is not an “interested person” of the Trust may receive compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Effective January 1, 2015, each Trustee will receive an annual retainer of $18,000.

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)

David J. Urban, Trustee	$512	$0	$0	$5,000(1)
Mary Lou H. Ivey, Trustee	$512	$0	$0	$5,000(1)
Theo H. Pitt, Jr., Trustee	$512	$0	$0	$5,000(1)

* Company does not pay deferred compensation.

(1) The “Fund Complex” consists of the Trust, which is comprised of the fourteen Funds.

Trustee Ownership of Fund Shares - As of December 31, 2014, no Trustees owned any amounts of Fund shares.

Sales Loads. No front-end or deferred sales charges are applied to purchase of Fund shares by current or former trustees, officers, employees or agents of the Trust, the Adviser or the principal underwriter and by the members of their immediate families.

The Chairman of the Board of Trustees is Mr. Pasco, who is an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust does not have a “lead” independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Trustees.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the each Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the each Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Policies Concerning Personal Investment Activities. The Fund, the Adviser, and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own account.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D. C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov .

Proxy Voting Policies. The Trust is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders. The Board has delegated to Adviser the responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Exhibit A. The Trust’s proxy voting policies and procedures are found in Exhibit B.

Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling (800) 673-0550; and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of March 2, 2015, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Investor, Institutional and Class A Shares of the Fund.

Investor Class Shares

Names and Addresses	Number of Shares	Percent of Class
None

Institutional Class Shares

Names and Addresses	Number of Shares	Percent of Class
Angela Chen No. 5 Middle Gap Rd The Peak Hong Kong, China	657,895	65.13%
National Financial Services, LLC 499 Washington Blvd. Jersey City, New Jersey 07310	135,961	13.46%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94104	63,949	6.33%

Class A Shares

Names and Addresses	Number of Shares	Percent of Class
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94104	2,465	80.85%
BB&T Securities, LLC 8006 Discovery Drive, Suite 200 Richmond, Virginia 23229	584	19.15%

As of March 2, 2015, the Trustees and officers own less than 1% of the Fund’s shares.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees.

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund’s shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Letter of Intent. The reduced sales charge and public offering price applicable to Class A Shares, as set forth in the prospectus, applies to purchases of $25,000 or more made within a 13-month period pursuant to the terms of a written Letter of Intent in the form provided by the Distributor and signed by the purchaser. The Letter of Intent is not a binding obligation to purchase the indicated amount. Class A Shares equal to 5.00% (declining to 0.00% after an aggregate of $1,000,000 has been purchased under the Letter of Intent) of the dollar amount specified in the Letter of Intent will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed Class A Shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month’s investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Dealer Sales Charge Allowances. Class A Shares of the Fund are sold subject to a front-end sales charge as described in the prospectus. The following table shows the amount of the front-end sales charge that is received by the selling broker/dealer firm as a percentage of the offering price of Class A Shares.

Received by Dealer As a Percentage of Offering Price for Class A Shares
Up to $24,999	$25,000 - $49,999	$50,000 - $99,999	$100,000 - $249,999	$250,000 - $499,999	$500,000 - 999,999	$1 million or
5.00%	4.50%	3.75%	2.75%	2.00%	1.50%	None

Plan of Distribution. The Fund has a Plan of Distribution or “12b-1 Plan” for its Investor Class Shares and Class A Shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect. The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority rules concerning sales charges.

The 12b-1 Plan provides that the Fund will pay a fee to FDCC at an annual rate of 0.25% of the average daily net assets attributable to the Fund’s outstanding Investor Class Shares and Class A Shares in consideration for distribution and other services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of the Fund’s shares. The fee is paid to FDCC as compensation for distribution-related activities.

The table below shows the amount of Rule 12b-1 fees incurred and the allocation of such fees by the Fund for the fiscal period ended December 31, 2014.

Advertising	Other-platform expenses	Compensation to Broker/Dealers	Total Rule 12b-1 fees incurred
–	–	–	$5

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by the Trust.” Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the “12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Trust understands that Service Organizations may charge fees to their customers who are the beneficial owners of Fund shares, in connection with their accounts with such Service Organizations. Any such fees would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Trust, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Fund shares.

The Board has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the applicable classes’ outstanding shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the applicable classes’ outstanding shares of the Fund, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

The Fund does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Fund and any compensation the authorized firm may receive directly from its clients.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares. You may purchase shares of the Fund directly from the Distributor. You may also buy shares through accounts with brokers and other institutions (“authorized institutions”) that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time it prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Trust or the Adviser may waive the minimum initial investment for purchases by officers, trustees, and employees of the Trust and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Sales Charges (Loads).

How sales charges are determined. Class A Shares of the Fund have a sales charge (load) assessed when you invest, unless you qualify for a reduction or waiver. If you purchase Class A Shares of the Fund, you will pay an offering price equal to the net asset value per share next determined after your order is received plus a sales charge of up to 5.75% of the offering price, depending on the amount of your investment. A contingent deferred sales charge of 1.00% applies to redemptions of shares within one year purchased without the imposition of an initial sales charge, where the Fund paid a commission in connection with the purchase. The sales charge does not apply to shares purchased with reinvested dividends and distributions.

The breakpoint schedule for the front-end sales charge and information about how to qualify for certain reductions and waivers of sales charges are included in the Prospectus. More information about means of qualifying for reductions or waivers of sales charges follows.

Aggregating accounts. Investments you and your family (as defined in the Prospectus) make may qualify for aggregation rights, if all parties are purchasing shares for their own accounts and/or the following types of accounts:

(1)
Individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes;

(2)	SEP plans and SIMPLE IRA plans established by an employer adopting any plan document other than a prototype plan produced by the Fund;
(3)	Business accounts solely controlled by you or your family (for example, you own the entire business);
(4)
Trust accounts established by you or your family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Transfer Agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts); or

(5)	Endowments or foundations established and controlled by you or your family.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

(1)	For a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
(2)	Made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
(3)	For a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;
(4)
For non-profit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organization, their endowments, or their foundations;

(5)
For participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

(6)	For a SEP or SIMPLE IRA plan established by an employer adopting a prototype plan produced by the Fund.

Right of accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the Fund to determine your sales charge on investments in accounts eligible to be aggregated. Subject to the transfer agent’s and your intermediary’s capabilities, your accumulated holdings may be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your Fund investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value at or market value, and the entity will use the methodology (cost value or market value) that its systems are designed to accommodate.

Letter of Intent. By signing a Letter of Intent you can reduce your Class A Shares sales charge. Your purchases will be made at the applicable sales charge based on the amount you promise to invest in Class A Shares over a 13-month period. The Letter will apply to all purchases of the Fund’s Class A Shares during the period. You can aggregate your accounts as well as the accounts of your family members for purposes of the Letter. You may not include purchases made in which sales charges are reduced pursuant to the right of reinvestment or which are otherwise made on a load-waived basis, and you may not include the value of shares attributed to the appreciation of your holdings or pursuant to reinvestment of dividends and capital gains.

(1)	Capital appreciation and reinvested dividends/capital gains do not apply toward these combined purchases.
(2)	If you are not able to invest the amount intended by the end of the period, you must pay the applicable sales charge for the amount invested or sell enough shares to do so.
(3)
he Letter period starts on the date on which your first purchase of Class Shares is processed. Fund shares purchased by you or your family up to 90 days before the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after the date of the signature.

(4)
You may revise the commitment you have made in your Letter upward at any time during the Letter period. If your commitment has not been met by the time of the revision, the Letter period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Letter. If your prior commitment has been met by the time of the revision, your original Letter will be considered met and a new Letter will be established.

(5)
When you elect to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in your account out of the initial purchase (or subsequent purchases, if necessary). All dividends and any capital gain distributions on shares held in escrow will be credited to your account in shares (or paid in cash, if requested). If you do not complete the intended investment within the Letter period, you may be required to remit the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to your account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, you may be liable to the Fund’s distributor for the balance still outstanding.

Special Letter of Intent rules may apply if you invest by payroll deduction. Contact your financial adviser or contact the Transfer Agent to establish a letter of intent.

Exchanging Shares. If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund’s general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund’s investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans. An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan’s inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in Fund shares and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $2,500 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares. If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, a one percent (1.00%) deferred sales charge payable to the Distributor is deducted from the proceeds of the Fund’s Class A Shares if redeemed within 18 months after purchase. You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Fund’s procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge on purchases held for less than one year and for which no sales charge was paid at the time of purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the redemption request in proper order. The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser or the Distributor and their affiliates may, out of their own resources and without additional cost to the Fund or its shareholders, pay a 1% solicitation fee to securities dealers or other financial intermediaries (collectively, a “Financial Intermediary”) on each customer purchase solicited by the Financial Intermediary in excess of $1 million. These payments may be in addition to payments made by the Fund to the Financial Intermediary under the Fund’s Rule 12b-1 Plan. For more information regarding the Fund’s Rule 12b-1 Plan, please see “Distribution - Plan of Distribution.”

SHAREHOLDER SERVICES

As described briefly in the applicable prospectus, the Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectus to open your account.

Telephone Transactions. A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm he shareholder’s identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plan. Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans. Fund shares are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as the funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Trust at (800) 673-0550. Each plan’s custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege. Shareholders may exchange their shares for shares of any other series of the Trust managed by the Adviser, provided the shares of the Fund the shareholder is exchanging into are registered for sale in the shareholder’s state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund’s NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trust determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-

exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

The Fund intends to invest in ETFs that are taxable as RICs under the Code. Accordingly, the income the Fund receives from such ETFs should be qualifying income for purposes of the Fund satisfying the 90% Test described above. However, the Fund may also invest in one or more ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income for purposes of satisfying the 90% Test. The Fund anticipates monitoring its investments in such ETFs so as to keep the Fund’s non-qualifying income within acceptable limits of the 90% Test, however, it is possible that such non-qualifying income will be more than anticipated which could cause the Fund to inadvertently fail the 90% Test thereby causing the Fund to fail to qualify as a RIC. In such a case, the Fund would be subject to the rules described below.

If a RIC fails this 90% source-of-income test it is no longer subject to a 35% penalty as long as such failure was due to reasonable cause and not willful neglect. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if the Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Beginning in 2011, a RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC.  If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Fund is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. The Forms 1099 will instead serve this notice purpose.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of the Fund generally are taxable events. U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes.  Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest.  A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders.  A tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies.  A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions.  The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Master Limited Partnerships – To qualify for master limited partner (“MLP”) status, a partnership must generate at least 90% of its income from what the IRS deems "qualifying" sources, which include all manner of activities related to the production, processing or transportation of oil, natural gas and coal. MLPs, as partnership, pay no corporate tax, and the IRS deems much of the distributions paid out as a return of capital, and taxes on such distributions are deferred until the Fund sells its position therein. As partnerships, MLPs pass through the majority of their income to investors in the form of regular quarterly distributions. You as owner of the Fund are responsible for paying tax on your share of distributions received. In addition, the regular quarterly cash payments MLPs pay out are known as distributions rather than dividends. With respect to each MLP in which the Fund invests, MLP investors, and therefore you as owner of the Fund, may be subject to the state tax of each state in which the MLP has operations or does business. If a MLP is held in a tax-sheltered account, such as an IRA, the portion of the distributions designated as “ordinary income” may be considered unrelated business taxable income (“UBTI”), and subject to tax. However, UBTI is usually a small percentage of total distributions and it will not be taxed as long as the amount of this income and all other sources of UBTI does not exceed $1,000 in any year.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The ETFs in which the Fund invests may invest in foreign securities. Dividends and interest received by an ETF’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the ETF in which the Fund invests is taxable as a RIC and meets certain other requirements, which include a requirement that more than 50% of the value of such ETF’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the ETF should be eligible to file an election with the IRS that may enable its shareholders, including the Fund in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid the by Fund, subject to certain limitations.

A “qualified fund of funds” is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter of the taxable year. If the Fund satisfied this requirement or if it meets certain other requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable its shareholders to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

Foreign Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If the Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. The exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2012, this “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In selecting brokers and dealers to execute portfolio transactions, the Adviser may consider research and brokerage services furnished to the Adviser or its affiliates. The Adviser may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Adviser. In aggregating such securities, the Adviser will average the transaction as to price and will allocate available investments in a manner that the Adviser believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund’s Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For additional information on the Adviser’s affiliates and potential conflicts of interest, please see “Portfolio Manager / Conflicts of Interest” above.

Additional information about potential conflicts of interest regarding the Adviser and B. Riley & Co., LLC is set forth in the Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2 of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). A copy of Part 2 of the Adviser’s Form ADV will be provided to shareholders or prospective shareholders upon request.

The percentage of the Fund’s aggregate brokerage commissions paid to B. Riley & Co., LLC during the most recent fiscal period ended December 31, 2014 is 100%. The percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through B. Riley & Co., LLC during the most recent fiscal period ended December 31, 2014 is 100%.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year.

Allocation. When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board believes that these advantages, when combined with the other benefits available because of the Adviser’s organization, outweigh the disadvantages that may exist from this treatment of transactions.

For the fiscal period ended December 31, 2014, the Fund paid brokerage commissions of $54,551.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders. The Board reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., “non-standard disclosure”). The Board has also delegated authority to the Trust’s President and to senior management at the Trust’s administrator, Commonwealth Shareholder Services, Inc. (“CSS”), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by the Trust’s President and/or senior management at CSS. CSS reports quarterly to the Board regarding the implementation of such policies and procedures.

The Trust is required by the U.S. Securities and Exchange Commission (the “SEC”) to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

The Trust’s service providers which have contracted to provide services to the Trust and its funds, including, for example, the custodian and the Fund’s accountants, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Fund’s full portfolio holdings:

1.	to the Trust’s auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

2.	to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings;

3.	to rating agencies on a monthly basis for use in developing a rating for the Fund; and

4.	to the Trust’s administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Trust currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board. The Board has authorized the President of the Trust and senior management at CSS to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund’s investment Adviser, principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person’s investment Adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Trust and third party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Trust, its investment Adviser, nor any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

DESCRIPTION OF SHARES

The Trust was organized as a Delaware statutory trust on April 9, 2007. The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust’s shares of beneficial interest have no par value.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust’s outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board of Trustees will periodically review the Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent fiscal year-end is available upon request by calling 1-800-673-0550 or by writing to the Fund at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Distributor and Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

World Funds Trust
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
Telephone: (800) 673-0550

EXHIBIT A

Proxy Voting Policies and Procedures of B. Riley Asset Management, LLC (“BRAM”)

Proxy Voting Policies and Procedures
BRAM recognizes that the act of managing assets of clients consisting of common stock can include the voting of proxies related to the stock. Each client can either: (i) delegate the power to vote proxies to the adviser; or (ii) retain the authority to vote his or her proxy. Where a client has delegated the power to vote proxies in his or her account, BRAM will vote the proxies in a manner that is in the best interests of the client. When BRAM has such responsibility, it will follow the Proxy Voting Policies and Procedures.

Proxy Voting

Proxy Voting Responsibility
At the inception of each investment adviser-client relationship, BRAM shall require the client to indicate whether the client or BRAM is responsible for voting proxies in one or more of the following documents:

•	Client’s investment advisory contract;
•	Client’s Account Opening Form; or
•	Separate agreement between client and BRAM authorizing BRAM to vote client’s proxies.

Client Responsibility to Vote Proxies
If BRAM receives proxies related to a client’s securities and BRAM is not responsible for voting such proxies, BRAM shall make arrangements with the client’s custodian or take such other steps to ensure that the client timely receives such proxies.

Firm Responsibility to Vote Proxies
Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), BRAM is responsible for voting the proxies related to that account.

Proxy Voting Responsibility Monitoring
The Chief Compliance Officer shall maintain a log or otherwise create a record that lists those clients where BRAM exercises proxy voting authority and those clients where BRAM does not have such authority.

Proxy Voting Guidelines
BRAM shall vote proxies related to securities held by any client in a manner solely in the best interests of the client. BRAM shall consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment. In general, proxy votes will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, and maintain or increase the rights of shareholders and will be cast against proposals having the opposite effect. In voting on each and every issue, BRAM shall evaluate each specific scenario on a case by case basis and shall vote in a prudent and diligent fashion only after a careful evaluation of the issue presented on the ballot.

From time to time, BRAM may have the option to elect to follow specific types of guidelines offered by a third-party proxy voting service. While such specific guidelines may be in the best interest of a subset of clients (e.g., union pension plans), they may not be in the best interest of other clients. Furthermore, BRAM may receive an indirect benefit by choosing one type of guideline over another (e.g., it may be able to attract and retain union pension plans because of its pro-union proxy voting record). This practice may not be in the best interest of certain clients and may raise conflicts of interest. See INTECH Investment LLC, Investment Advisers Act Rel. No. 2872 (May 7, 2009).

Prior to electing to follow any specific guidelines, BRAM will:

•	Determine the impact of following such guidelines on all clients, including whether the guidelines would be more appropriate for one group of clients and not for others;
•	Identify any direct or indirect benefits that might flow to BRAM as a result of choosing one guideline over other guidelines;
•	Address any conflicts of interest raised by the selection of such guidelines by following the Proxy Voting Conflicts of Interest section of these Procedures; and
•	Refrain from using such guidelines if it provides an advantage to one group of clients while disadvantaging or otherwise not being in the best interest of any of the remaining clients.

BRAM has adopted the following specific voting guidelines:

Corporate Governance
Unless exceptional circumstances exist, BRAM will generally vote against proposals that make it more difficult to replace Board members, including proposals to:

•	Stagger the Board
•	Overweight management on the Board
•	Introduce unequal voting rights

Takeovers
BRAM will generally vote against proposals that make it more difficult for a company to be taken over by outsiders, and in favor of proposals that attempt to do the opposite.

Proxy Voting Conflicts of Interest
Other than the voting for proposals potentially initiated by BRAM and for directors nominated by BRAM, BRAM recognizes that conflicts between itself and clients may arise in voting the proxies of public companies and that these conflicts must be addressed. The Chief Compliance Officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Where appropriate, BRAM will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients’ best interest and is not the product of the conflict:

1.	provide the client with sufficient information regarding the shareholder vote and BRAM’s potential conflict to the client and obtain the client’s consent before voting;
2.	vote securities based on a pre-determined voting policy set forth herein;
3.	vote client securities based upon the recommendations of an independent third party; or
4.	request the client to engage another party to determine how the proxies should be voted.

However, the voting for BRAM’s representatives on the Boards of Directors or for BRAM’s shareholder actions are not a conflict of interest because they may be a part of BRAM’s strategy.

EXHIBIT B

PROXY VOTING POLICY AND PROCEDURES

The World Funds Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment advisor of each Fund (each an “Adviser” and, collectively, the “Advisers”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 15 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Exhibit C

Nominating and Corporate Governance Committee Charter

World Funds Trust

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of World Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.
The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.
The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.
The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:    August 2, 2013

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

WORLD FUNDS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.
Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.
Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the

III.
Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

IV.
Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Certificate of Trust of World Funds Trust (formerly, Abacus World Funds Trust) (the “Registrant”) dated April 9, 2007.[1]

(a)(2)	Certificate of Amendment dated January 7, 2008 to the Registrant’s Certificate of Trust dated April 9, 2007.[1]

(a)(3)	Registrant’s Agreement and Declaration of Trust dated April 9, 2007, as revised June 23, 2008.[2]

(b)	Registrant’s By-Laws dated April 9, 2007.[1]

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement between the Registrant and Union Street Partners, LLC with respect to the Union Street Partners Value Fund.[5,7]

(d)(2)	Investment Sub-Advisory Agreement between Union Street Partners, LLC and McGinn Investment Management, Inc. with respect to the Union Street Partners Value Fund.[6,7]

(d)(3)	Investment Advisory Agreement between the Registrant and Perkins Capital Management, Inc.[18]

(d)(4)	Investment Advisory Agreement between the Registrant and Dalton, Greiner, Hartman, Maher & Co., LLC with respect to the DGHM All-Cap Value Fund.[12]

(d)(5)	Investment Advisory Agreement between the Registrant and Dalton, Greiner, Hartman, Maher & Co., LLC with respect to the DGHM V2000 SmallCap Value Fund.[12]

(d)(6)	Investment Advisory Agreement between the Registrant and Real Estate Management Services Group, LLC with respect to the REMS International Real Estate Value-Opportunity Fund.[14]

(d)(7)	Investment Advisory Agreement between the Registrant and B. Riley Asset Management, LLC with respect to the B. Riley Diversified Equity Fund.[15]

(d)(8)	Investment Advisory Agreement between the Registrant and Toreador Research & Trading, LLC with respect to the Toreador International Fund.[20]

(d)(9)	Investment Advisory Agreement between the Registrant and Toreador Research & Trading, LLC with respect to the Toreador Core Fund.[29]

(d)(10)	Investment Advisory Agreement between the Registrant and Toreador Research & Trading, LLC with respect to the Toreador SMID Cap Fund.[29]

(d)(11)	Investment Advisory Agreement between the Registrant and Commonwealth Capital Management, LLC with respect to the Global Strategic Income Fund (formerly known as the European Equity Fund).[29]

(d)(12)	Investment Sub-Advisory Agreement between Commonwealth Capital Management, LLC and Vontobel Asset Management, with respect to the Global Strategic Income Fund (formerly known as the European Equity Fund).[21]

(d)(13)	Investment Advisory Agreement between the Registrant and Real Estate Management Services, LLC with respect to the REMS Real Estate Income 50/50 Fund.[22]

(d)(14)	Investment Advisory Agreement between the Registrant and Real Estate Management Services, LLC with respect to the REMS Real Estate Value-Opportunity Fund.[23]

(d)(15)	Investment Advisory Agreement between the Registrant and Leadsman Capital, LLC with respect to the Leadsman Capital Strategic Income Fund.[24]

(d)(16)	Investment Advisory Agreement between the Registrant and Chicago Partners Investment Group, LLC with respect to the Big 4 OneFund.[25]

(d)(17)	Investment Advisory Agreement between the Registrant and Strategic Asset Management, Ltd. with respect to the Strategic Latin America Fund.[26]

(e)(1)	Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp.[3]

(e)(2)	Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp.[5]

(e)(3)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated August 2, 2013.[12]

(e)(4)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated October 11, 2013.[14]

(e)(5)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated November 26, 2013.[15]

(e)(6)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated August 15, 2014.[20]

(e)(7)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated August 15, 2014.[21]

(e)(8)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated August 15, 2014.[22]

(e)(9)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated August 15, 2014.[23]

(e)(10)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated September 15, 2014.[24]

(e)(11)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated September 19, 2014.[25]

(e)(12)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated October 31, 2014.[26]

(e)(13)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1,

2008 between the Registrant and First Dominion Capital Corp, updated October 31, 2014.[29]

(f)	Not applicable.

(g)(1)	Custody Agreement dated July 30, 2008 between the Registrant and UMB Bank, N.A.[2]

(g)(2)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated June 15, 2008, between the Registrant and UMB Bank, N.A., to include the Union Street Partners Value Fund.[5]

(g)(3)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated June 15, 2008, between the Registrant and UMB Bank, N.A., to include the Perkins Discovery Fund.[15]

(g)(4)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated June 15, 2008, between the Registrant and UMB Bank, N.A., to include the B. Riley Diversified Equity Fund.[15]

(g)(5)	Custodian Agreement dated July 25, 2005 between the Fund’s prior Registrant and Brown Brothers Harriman with respect to Toreador International Fund and the Global Strategic Income Fund (formerly known as the European Equity Fund).[30]

(g)(6)	Novation Agreement dated August 15, 2014 for Custodian Services between the Registrant and Brown Brothers Harriman with respect to Toreador International Fund and the Global Strategic Income Fund (formerly known as the European Equity Fund).[30]

(g)(7)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated August 15, 2014 between the Registrant and UMB Bank, N.A., to include the REMS Real Estate Income 50/50 Fund.[22]

(g)(8)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated August 15, 2014 between the Registrant and UMB Bank, N.A., to include the REMS Real Estate Value-Opportunity Fund.[23]

(g)(9)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated September 15, 2014 between the Registrant and UMB Bank, N.A., to include the Leadsman Capital Strategic Income Fund.[24]

(g)(10)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated September 19, 2014 between the Registrant and UMB Bank, N.A., to include the Big 4 OneFund.[25]

(g)(11)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated October 31, 2014 between the Registrant and UMB Bank, N.A., to include the Strategic Latin America Fund.[26]

(g)(13)	Custody Agreement between the Registrant and Fifth Third Bank on behalf of certain portfolio series.[29]

(h)(1)	Administrative Services Agreement dated July 30, 2008 between the Registrant and Commonwealth Shareholder Services, Inc.[3]

(h)(2)	Schedule A to the Administrative Services Agreement.[4]

(h)(3)	Amended and Restated Administrative Services Agreement dated July 30, 2008, as amended and restated between the Registrant and Commonwealth Shareholder Services, Inc.[4]

(h)(4)	Amended and Restated Administrative Services Agreement between the Registrant and Commonwealth Shareholder Services, Inc.[5]

(h)(5)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Union Street Partners Value Fund.[5]

(h)(6)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Perkins Discovery Fund.[8]

(h)(7)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the DGHM Funds.[12]

(h)(8)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the REMS International Real Estate Value-Opportunity Fund.[14]

(h)(9)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the B. Riley Diversified Equity Fund.[15]

(h)(10)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Toreador International Fund.[20]

(h)(11)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Toreador Core Fund.[29]

(h)(12)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Toreador SMID Cap Fund.[29]

(h)(13)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Global Strategic Income Fund (formerly known as the European Equity Fund).[29]

(h)(14)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the REMS Real Estate Income 50/50 Fund.[22]

(h)(15)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the REMS Real Estate Value-Opportunity Fund.[23]

(h)(16)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Leadsman Capital Strategic Income Fund.[24]

(h)(17)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Big 4 OneFund.[25]

(h)(18)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Strategic Latin America Fund.[26]

(h)(19)	Transfer Agency and Services Agreement dated October 1, 2008 between the Registrant and Commonwealth Fund Services, Inc.[3]

(h)(20)	Schedule C to the Transfer Agency and Services Agreement dated October 1, 2008 between the Registrant and Commonwealth Fund Services, Inc.[4]

(h)(21)	Amended and Restated Transfer Agency and Services Agreement between the Registrant and Commonwealth Fund Services.[5]

(h)(22)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Union Street Partners Value Fund.[5]

(h)(23)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Perkins Discovery Fund.[8]

(h)(24)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the DGHM Funds.[12]

(h)(25)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the REMS International Real Estate Value-Opportunity Fund.[14]

(h)(26)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the B. Riley Diversified Equity Fund.[15]

(h)(27)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Toreador International Fund.[20]

(h)(28)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Toreador Core Fund.[29]

(h)(29)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Toreador SMID Cap Fund.[29]

(h)(30)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Global Strategic Income Fund (formerly known as the European Equity Fund).[29]

(h)(31)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the REMS Real Estate Income 50/50 Fund.[22]

(h)(32)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the REMS Real Estate Value-Opportunity Fund.[23]

(h)(33)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Leadsman Capital Strategic Income Fund.[24]

(h)(34)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Big 4 OneFund.[25]

(h)(35)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the

Strategic Latin America Fund.[26]

(h)(36)	Accounting Services Agreement dated July 30, 2008 between the Registrant and Commonwealth Fund Accounting, Inc.[3]

(h)(37)	Schedule A to the Accounting Services Agreement dated July 30, 2008 between the Registrant and Commonwealth Fund Accounting, Inc.[4]

(h)(38)	Amended and Restated Accounting Services Agreement between the Registrant and Commonwealth Fund Accounting, Inc.[5]

(h)(39)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the Union Street Partners Value Fund.[5]

(h)(40)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the Perkins Discovery Fund.[8]

(h)(41)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the DGHM Funds.[12]

(h)(42)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the B Riley Diversified Equity Fund.[15]

(h)(43)	Accounting Services Agreement dated August 23, 2006 between the prior Fund’s Registrant and Brown Brothers Harriman with respect to Toreador International Fund and the Global Strategic Income Fund (formerly known as the European Equity Fund).[30]

(h)(44)	Novation Agreement dated August 15, 2014 for Accounting Services between the Registrant and Brown Brothers Harriman with respect to Toreador International Fund and the Global Strategic Income Fund (formerly known as the European Equity Fund).[30]

(h)(45)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the Toreador Core Fund.[29]

(h)(46)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the Toreador SMID Cap Fund.[29]

(h)(47)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the REMS Real Estate Income 50/50 Fund.[22]

(h)(48)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the REMS Real Estate Value-Opportunity Fund.[23]

(h)(49)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the Leadsman Capital Strategic Income Fund.[24]

(h)(50)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the Big 4 OneFund.[25]

(h)(51)	Accounting Services Agreement dated October 31, 2014 between the Registrant and UMB Fund Services, Inc. with respect to Strategic Latin America Fund.[26]

(h)(52)	Expense Limitation Agreement between the Registrant and Union Street Partners, LLC with respect to the Class A Shares and Class C Shares of the Union Street Partners Value Fund.[5,7]

(h)(53)	Expense Limitation Agreement between the Registrant and McGinn Investment Management, Inc. with respect to the Class A Shares of the Union Street Partners Value Fund.[6]

(h)(54)	Expense Limitation Agreement between the Registrant and Perkins Capital Management, Inc. with respect to shares of the Perkins Discovery Fund.[18]

(h)(55)	Expense Limitation Agreement between the Registrant and Dalton, Greiner, Hartman, Maher & Co., LLC with respect to the DGHM Funds.[12]

(h)(56)	Expense Limitation Agreement between the Registrant and Real Estate Management Services Group, LLC with respect to the REMS International Real Estate Value-Opportunity Fund.[14]

(h)(57)	Expense Limitation Agreement between the Registrant and B. Riley Asset Management, LLC with respect to the B. Riley Diversified Equity Fund.[15]

(h)(58)	Expense Limitation Agreement between the Registrant and Toreador Research & Trading, LLC with respect to the Toreador International Fund and Toreador SMID Cap Fund.[29]

(h)(59)	Expense Limitation Agreement between the Registrant and Toreador Research & Trading, LLC with respect to the Toreador Core Fund.[29]

(h)(60)	Expense Limitation Agreement between the Registrant and Commonwealth Capital Management, LLC with respect to the Global Strategic Income Fund (formerly known as the European Equity Fund).[21]

(h)(61)	Expense Limitation Agreement between the Registrant and Real Estate Management Services, LLC with respect to the REMS Real Estate Income 50/50 Fund.[22]

(h)(62)	Expense Limitation Agreement between the Registrant and Real Estate Management Services, LLC with respect to the REMS Real Estate Value-Opportunity Fund.[23]

(h)(63)	Expense Limitation Agreement between the Registrant and Leadsman Capital, LLC with respect to the Leadsman Capital Strategic Income Fund.[24]

(h)(64)	Expense Limitation Agreement between the Registrant and Chicago Partners Investment Group, LLC with respect to the Big 4 OneFund.[25]

(h)(65)	Expense Limitation Agreement between the Registrant and Strategic Asset Management, Ltd. with respect to the Strategic Latin America Fund.[26]

(h)(66)	Shareholder Services Plan dated October 1, 2008.[3]

(h)(67)	Revised Schedule A to the Shareholder Services Plan dated October 1, 2008.[4]

(h)(68)	Amended Schedule A to the Shareholder Services Plan.[5]

(h)(69)	Shareholder Services Plan, dated August 2, 2013, with respect to DGHM V2000 SmallCap Value Fund Investor Class Shares.[12]

(h)(72)	Amended Schedule A to the Shareholder Services Plan with respect to the REMS International Real Estate Value-Opportunity Fund.[14]

(h)(73)	Administrative Services Plan with respect to the Retail Class Shares of the Toreador Core Fund.[29]

(i)(1)	Opinion and Consent of Legal Counsel for Union Street Partners Value Fund.[9]

(i)(2)	Consent of Legal Counsel for Union Street Partners Value Fund.[28]

(i)(3)	Opinion and Consent of Legal Counsel for Perkins Discovery Fund.[11,18]

(i)(4)	Consent of Legal Counsel for DGHM Funds.[17]

(i)(5)	Opinion and Consent of Legal Counsel for REMS International Real Estate Value-Opportunity Fund.[14]

(i)(6)	Consent of Legal Counsel for B. Riley Diversified Equity Fund.[30]

(i)(7)	Consent of Legal Counsel for Toreador International Fund.[27]

(i)(8)	Opinion of Legal Counsel for Toreador International Fund.[28]

(i)(9)	Opinion of Legal Counsel for Toreador Core Fund.[29]

(i)(10)	Opinion and Consent of Legal Counsel for Toreador SMID Cap Fund[29]

(i)(11)	Opinion and Consent of Legal Counsel for the Global Strategic Income Fund (formerly known as the European Equity Fund.[29]

(i)(12)	Opinion of Legal Counsel for the Global Strategic Income Fund (formerly known as the European Equity Fund.[28]

(i)(13)	Opinion and Consent of Legal Counsel for REMS Real Estate Income 50/50 Fund.[22]

(i)(14)	Opinion of Legal Counsel for REMS Real Estate Income 50/50 Fund.[28]

(i)(15)	Opinion and Consent of Legal Counsel for REMS Real Estate Value-Opportunity Fund.[23]

(i)(16)	Opinion of Legal Counsel for REMS Real Estate Value-Opportunity Fund.[28]

(i)(17)	Opinion and Consent of Legal Counsel for Leadsman Capital Strategic Income Fund.[24]

(i)(18)	Opinion and Consent of Legal Counsel for Big 4 OneFund.[25]

(i)(19)	Opinion and Consent of Legal Counsel for Strategic Latin America Fund.[26]

(i)(20)	Opinion of Legal Counsel for Strategic Latin America Fund.[28]

(j)(1)	Consent of independent public accountants for Union Street Partners Value Fund.[28]

(j)(2)	Consent of independent public accountants for Perkins Discovery Fund.[18]

(j)(3)	Consent of independent public accountants for DGHM Funds.[17]

(j)(4)	Consent of independent public accountants for REMS International Real Estate Value-Opportunity Fund.[22]

(j)(5)	Consent of independent public accountants for B. Riley Diversified Equity Fund.[30]

(j)(6)	Consent of independent public accountants for Toreador International Fund.[27]

(j)(7)	Consent of independent public accountants for Toreador Core Fund.[29]

(j)(8)	Consent of independent public accountants for the Global Strategic Income Fund (formerly known as the European Equity Fund).[29]

(j)(9)	Consent of independent public accountants for REMS Real Estate Income 50/50 Fund.[22]

(j)(10)	Consent of independent public accountants for REMS Real Estate Value-Opportunity Fund.[23]

(j)(11)	Consent of The Spaulding Group with respect to the Leadsman Capital Strategic Income Fund.[24]

(j)(12)	Consent of independent public accountants for Strategic Latin America Fund.[26]

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Plans of Distribution Pursuant to Rule 12b-1dated October 1, 2008, with respect to Class A Shares, Class C Shares and Class P (Platform) Shares.[3]

(m)(2)	Revised Schedule A to the Plans of Distribution Pursuant to Rule 12b-1 dated October 1, 2008, with respect to Class A Shares, Class C Shares and Class P (Platform) Shares.[4]

(m)(3)	Revised Schedule A to the Distribution Plan Pursuant to Rule 12b-1.[5,11]

(m)(4)	Amended Schedule A to the Distribution Plan Pursuant to Rule 12b-1.[6]

(m)(5)	Fixed Compensation Plan pursuant to Rule 12b-1 for Perkins Discovery Fund.[18]

(m)(6)	Distribution Plan Pursuant to Rule 12b-1, dated August 2, 2013, for the Investor Class Shares and Class C Shares of the DGHM Funds.[12]

(m)(7)	Distribution Plan Pursuant to Rule 12b-1, dated November 26, 2013, for the Investor Class Shares of the B. Riley Diversified Equity Fund.[19]

(m)(8)	Distribution Plan Pursuant to Rule 12b-1, dated August 15, 2014, for the Investor Class Shares and Class C Shares of the Toreador International Fund.[20]

(m)(9)	Distribution Plan Pursuant to Rule 12b-1, dated October 31, 2014, for the Investor Class Shares of the Toreador SMID Cap Fund.[29]

(m)(10)	Distribution Plan Pursuant to Rule 12b-1, dated August 15, 2014, for the Class A Shares and Class C Shares of the Global Strategic Income Fund (formerly known as the European Equity Fund).[21]

(m)(11)	Distribution Plan Pursuant to Rule 12b-1, dated August 15, 2014, for the Platform Class Shares of the REMS Real Estate Income 50/50 Fund.[22]

(m)(12)	Distribution Plan Pursuant to Rule 12b-1, dated August 15, 2014, for the Platform Class Shares of the REMS Real Estate Value-Opportunity Fund.[23]

(m)(13)	Distribution Plan Pursuant to Rule 12b-1, dated May 16, 2014, for the Class A Shares, of the B. Riley Diversified Equity Fund.[19]

(m)(14)	Distribution Plan Pursuant to Rule 12b-1, dated September 15, 2014, for the Class A Shares and Investor Class Shares of the Leadsman Capital Strategic Income Fund.[24]

(m)(15)	Distribution Plan Pursuant to Rule 12b-1, dated September 19, 2014, for the Investor Class Shares of the Big 4 OneFund.[25]

(m)(16)	Distribution Plan Pursuant to Rule 12b-1, dated October 31, 2014, for the Class A Shares of the Strategic Latin America Fund.[26]

(n)(1)	Rule 18f-3 Multiple Class Plan with respect to Class A Shares and Class C Shares of the Union Street Partners Value Fund.[5]

(n)(2)	Rule 18f-3 Multiple Class Plan with respect to Institutional Class Shares, Investor Class Shares and Class C Shares of the DGHM Funds.[12]

(n)(3)	Rule 18f-3 Multiple Class Plan with respect to Class A Shares, Institutional Class Shares and Investor Class Shares of the B. Riley Diversified Equity Fund.[19]

(n)(4)	Rule 18f-3 Multiple Class Plan with respect to Institutional Class Shares, Class C Shares and Investor Class Shares of the Toreador International Fund.[20]

(n)(5)	Rule 18f-3 Multiple Class Plan with respect to Institutional Class Shares, and Retail Class Shares of the Toreador Core Fund.[29]

(n)(6)	Rule 18f-3 Multiple Class Plan with respect to Institutional Class Shares, and Investor Class Shares of the Toreador SMID Cap Fund.[29]

(n)(7)	Rule 18f-3 Multiple Class Plan with respect to Class A Shares and Class C Shares of the Global Strategic Income Fund (formerly known as the European Equity Fund).[21]

(n)(8)	Rule 18f-3 Multiple Class Plan with respect to Institutional Class and Platform Class Shares of the REMS Real Estate Income 50/50 Fund.[22]

(n)(9)	Rule 18f-3 Multiple Class Plan with respect to Institutional Class Shares and Platform Class Shares of the REMS Real Estate Value-Opportunity Fund.[23]

(n)(10)	Rule 18f-3 Multiple Class Plan with respect to Investor Class Shares, Institutional Class Shares and Class A Shares of the Leadsman Capital Strategic Income Fund.[24]

(n)(11)	Rule 18f-3 Multiple Class Plan with respect to Investor Class Shares and Institutional Class Shares of the Big 4 OneFund.[25]

(o)	Reserved.

(p)(1)	Combined Code of Ethics for the Registrant, Commonwealth Capital Management, LLC and First Dominion Capital Corp. (the distributor for the Registrant).[4]

(p)(2)	Code of Ethics for Union Street Partners, LLC.[5]

(p)(3)	Code of Ethics for McGinn Investment Management, Inc.[20]

(p)(4)	Code of Ethics for Perkins Capital Management, Inc.[8]

(p)(5)	Code of Ethics for Real Estate Management Services Group, LLC.[14]

(p)(6)	Code of Ethics for B. Riley Asset Management, LLC.[15]

(p)(7)	Code of Ethics for Toreador Research & Trading, LLC.[27]

(p)(8)	Code of Ethics for Commonwealth Capital Management, LLC.[21]

(p)(9)	Code of Ethics for Vontobel Asset Management, Inc.[21]

(p)(10)	Code of Ethics for Real Estate Management Services, Inc.[22]

(p)(11)	Code of Ethics for Dalton, Greiner, Hartman, Maher & Co., LLC.[17]

(p)(12)	Code of Ethics for Leadsman Capital, LLC.[24]

(p)(13)	Code of Ethics for Chicago Partners Investment Group, LLC.[25]

(p)(14)	Code of Ethics for Strategic Asset Management, Ltd.[26]

(q)	Powers of Attorney.[16]

1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 8, 2008 (File Nos. 333-148723 and 811-22172).
2.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 28, 2008 (File Nos. 333-148723 and 811-22172).
3.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on October 2, 2008 (File Nos. 333-148723 and 811-22172).
4.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on November 25, 2008 (File Nos. 333-148723 and 811-22172).
5.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 13, 2010 (File Nos. 333-148723 and 811-22172).
6.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 24, 2011 (file Nos. 333-148723 and 811-22172).
7.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 7, 2011 (file Nos. 333-148723 and 811-22172).
8.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 17, 2012 (file Nos. 333-148723 and 811-22172).
9.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 30, 2013 (file Nos. 333-148723 and 811-22172).
10.	Omitted.
11.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on July 30, 2013 (file Nos. 333-148723 and 811-22172).
12.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 9, 2013. (File Nos. 333-148723 and 811-22172).
13.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on October 23, 2013. (File Nos. 333-148723 and 811-22172).
14.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 26, 2013. (File Nos. 333-148723 and 811-22172).
15.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 10, 2014. (File Nos. 333-148723 and 811-22172).
16.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on May 30, 2014. (File Nos. 333-148723 and 811-22172).
17.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on June 30, 2014. (File Nos. 333-148723 and 811-22172).
18.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on July 29, 2014. (File Nos. 333-148723 and 811-22172).
19.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 1, 2014. (File Nos. 333-148723 and 811-22172).
20.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 15, 2014. (File Nos. 333-148723 and 811-22172).
21.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 15, 2014. (File Nos. 333-148723 and 811-22172).
22.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 15, 2014. (File Nos. 333-148723 and 811-22172).
23.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 15, 2014. (File Nos. 333-148723 and 811-22172).
24.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on September 15, 2014. (File Nos. 333-148723 and 811-22172).
25.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on September 19, 2014. (File Nos. 333-148723 and 811-22172).

26.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on October 31, 2014. (File Nos. 333-148723 and 811-22172).
27.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 29, 2014. (File Nos. 333-148723 and 811-22172).
28.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 28, 2015. (File Nos. 333-148723 and 811-22172).
29.	To be filed by Amendment.
30.	Filed herewith.

Item 29. Persons Controlled By or Under Common Control With Registrant

None.

Item 30. Indemnification

See Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust and the section titled “Indemnification of Trustees, Officers, Employees and Other Agents” in the Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

Item 31. Business and other Connections of the Investment Adviser

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser’s or sub-adviser’s Form ADV listed opposite such investment adviser’s or sub-adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser / Sub-Adviser	Form ADV File No.
Union Street Partners, LLC	801-72120
McGinn Investment Management, Inc.	801-40578
Dalton, Greiner, Hartman, Maher & Co., LLC	801-62895
B. Riley Asset Management, LLC	801-78852
Real Estate Management Services Group, LLC	801-61061
Commonwealth Capital Management, LLC	801-60040
Vontobel Asset Management, Inc.	801-21953
Toreador Research & Trading, LLC	801-66461
Leadsman Capital, LLC	801-80094
Chicago Partners Investment Group, LLC	801-69500
Strategic Asset Management, Ltd.	801-70903

Item 32. Principal Underwriters

a)	First Dominion Capital Corp. also acts as underwriter to The World Funds, Inc.

b)	First Dominion Capital Corp. The information required by this Item 32(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by FDCC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

c)	Not applicable.

Item 33. Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as transfer agent to the Funds).

b)	Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as administrator to the Funds).

c)	First Dominion Capital Corporation, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as distributor to the Funds).

d)	Commonwealth Fund Accounting, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as fund accounting agent to the Funds).

e)	Union Street Partners LLC, 1421 Prince Street, Suite 400 Alexandria, VA 22314. (records relating to its function as investment adviser to the Union Street Partners Value Fund).

f)	McGinn Investment Management, Inc., 201 North Union Street, Suite 101, Alexandria, Virginia 22314 (records relating to its function as sub-adviser to the Union Street Partners Value Fund).

g)	Perkins Capital Management, Inc., 730 East Lake Street, Wayzata, MN 55391-1769 (records relating to its function as investment adviser to the Perkins Discovery Fund).

h)	Dalton, Greiner, Hartman, Maher & Co., LLC, 565 Fifth Avenue, Suite 2101, New York, NY 10017 (records relating to its function as the investment adviser to the DGHM Funds).

i)	Real Estate Management Services Group, LLC, 1100 Fifth Avenue, South, Suite 301, Naples, FL 34102-6407 (records relating to its function as the investment adviser to the REMS International Real Estate Value-Opportunity Fund; REMS Real Estate Income 50/50 Fund and REMS Real Estate Value-Opportunity Fund).

j)	B. Riley Asset Management, LLC, 11100 Santa Monica Blvd., Suite 800, Los Angeles, California 90025 (records relating to its function as the investment adviser to the B. Riley Diversified Equity Fund).

k)	Toreador Research & Trading, LLC, 7493 N. Ingram Avenue, Suite 104, Fresno, California 93711 (records relating to its function as the investment adviser to the Toreador International Fund).

l)	Commonwealth Capital Management, LLC, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as the investment adviser to the Global Strategic Income Fund (formerly known as the European Equity Fund)).

m)	Vontobel Asset Management, Inc., 450 Park Avenue, New York, NY 10022 (records relating to its function as sub-adviser to the Global Strategic Income Fund (formerly known as the European Equity Fund)).

n)	Leadsman Capital, LLC, 1185 Avenue of the Americas, New York, New York 10036 (records relating to its function as the investment adviser to the Leadsman Capital Strategic Income Fund).

o)	Chicago Partners Investment Group, LLC, One North Wacker Drive, Suite 4110, Chicago, Illinois 60606 (records relating to its function as the investment adviser to the Big 4 OneFund).

p)	Strategic Asset Management, Ltd., Calle Ayacucho No. 277, La Paz, Bolivia (records relating to its function as the investment adviser to the Strategic Latin America Fund).

Item 34. Management Services

There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment No. 111 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 31st day of March 2015.

WORLD FUNDS TRUST

By: /s/ John Pasco, III
John Pasco, III
Trustee and Chairman

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 111 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John Pasco, III	Trustee and Chairman	March 31, 2015

*David J. Urban	Trustee	March 31, 2015

*Mary Lou H. Ivey	Trustee	March 31, 2015

*Theo H. Pitt	Trustee	March 31, 2015

/s/ Karen Shupe	Treasurer and Chief Financial Officer	March 31, 2015

*By: Karen M. Shupe

*Attorney-in-fact pursuant to Powers of Attorney

Exhibits

(g)(5)	Custodian Agreement dated July 25, 2005 between the Fund’s prior Registrant and Brown Brothers Harriman with respect to Toreador International Fund and the Global Strategic Income Fund (formerly known as the European Equity Fund).

(g)(6)	Novation Agreement dated August 15, 2014 for Custodian Services between the Registrant and Brown Brothers Harriman with respect to Toreador International Fund and the Global Strategic Income Fund (formerly known as the European Equity Fund).

(h)(43)	Accounting Services Agreement dated August 23, 2006 between the prior Fund’s Registrant and Brown Brothers Harriman with respect to Toreador International Fund and the Global Strategic Income Fund (formerly known as the European Equity Fund).

(h)(44)	Novation Agreement dated August 15, 2014 for Accounting Services between the Registrant and Brown Brothers Harriman with respect to Toreador International Fund and the Global Strategic Income Fund (formerly known as the European Equity Fund).

(i)(6)	Consent of Legal Counsel for B. Riley Diversified Equity Fund.

(j)(5)	Consent of independent public accountants for B. Riley Diversified Equity Fund.